UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         July 29, 2004




                         The Robert Mondavi Corporation
             (Exact name of registrant as specified in its charter)


          California                 33-61516               94-2765451
-------------------------------    ------------        --------------------
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)


              841 Latour Court
              Napa, California                            94558
  ----------------------------------------            --------------
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:      (707) 226-1395

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 29, 2004 The Robert Mondavi Corporation issued the press release attached as Exhibit 99.1 to this report.






SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE ROBERT MONDAVI CORPORATION
                                                 (Registrant)

Date: July 29, 2004                        By: /s/ Henry J. Salvo, Jr.
      -------------                            ---------------------------------
                                               Henry J. Salvo, Jr.
                                               Executive Vice President,
                                               Chief Financial Officer